ANNUAL REPORT

MARCH 31, 1998

TEMPLETON AMERICAS
GOVERNMENT SECURITIES FUND

[LOGO] FRANKLIN TEMPLETON

PAGE


[LOGO] CELEBRATING OVER 50 YEARS

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.

PAGE


SHAREHOLDER LETTER


Your Fund's Objective: Templeton Americas Government Securities Fund seeks a high level of current income, with total return as a secondary objective. It seeks to achieve these objectives by investing at least 65% of its total assets in debt securities issued or guaranteed by governments, government agencies, political subdivisions and other government entities of countries located in the Western Hemisphere, defined as countries located in North, South, and Central America and the surrounding waters.


Dear Shareholder:

We are pleased to bring you this annual report of Templeton Americas Government Securities Fund for the year ended March 31, 1998.

During the period under review, bond markets generally performed well in countries where the Fund invests, and the unmanaged J.P. Morgan U.S. Government Bond Index and J.P. Morgan U.S. Government Bond/Latin Eurobond Index (LEI) returned 12.43% and 13.48%, respectively(1). Among the Latin American countries comprising the LEI, Mexico was among the


(1) Source: J.P. Morgan. Market returns include reinvested interest. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 11 of this report.


CONTENTS

Shareholder Letter..................  1

Performance Summary.................  6

Financial Highlights &
Statement of Investments............ 10

Financial Statements................ 13

Notes to Financial
Statements.......................... 16

Independent Auditor's Report........ 19

Tax Designation..................... 20

[GRAPH] PYRAMID

PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/98

This chart shows in pie format the geographic breakdown of holdings in the Templeton Americas Government Securities of 3/31/98.



United States                                        17.8%
Mexico                                               14.9%
Venezuela                                            14.8%
Brazil                                               12.1%
Argentina                                            9.4%
Ecuador                                              2.4%
Other Countries                                      1.1%
Short-Term Investments & Other Net Assets            27.5%


CURRENT ACCOUNT* - The balance of a country's import and export of goods, including automobiles, foodstuffs, and apparel, but not including payments abroad for services and tourism.

FISCAL POSITIONS* - A government's taxation and spending policies.



best performers, returning 16.01%.(2) Other countries from the region that performed well during the period included Ecuador and Venezuela. Panama and Colombia were among the Latin American countries whose bonds recorded the poorest performance during the period under review. Bonds from Brazil and Argentina, which performed well during the first half of the period, underperformed the indices during the second half of the fiscal year, reflecting investors' concerns about imbalances under a scenario of reduced foreign investing in emerging market countries.

In the U.S., the bond market turned in a remarkable performance. Responding to continued strong growth in gross domestic product, the Federal Reserve (the Fed) tightened monetary policy in March 1997. However, even though unemployment fell, inflation remained benign and the Fed left interest rates unchanged throughout the fiscal year. During this period, long-term interest rates fell to their lowest level in four years, and long-term bond prices, as measured by 30-year Treasuries, appreciated 15.30%.(3)

Towards the end of October 1997, the Asian crisis spilled over into world financial markets, engulfing emerging markets such as Latin America, as well as Eastern Europe and Korea. Latin American bond markets dropped precipitously and interest rate spreads on Latin American debt widened. Because of their strong economic policies and closer ties to the U.S., some countries, such as Mexico and Venezuela, were perceived as "safe havens" and were able to avoid many of the effects of the Asian crisis. However, some other countries, like Brazil and Argentina, with weak current account and fiscal positions or currency overvaluation, were adversely affected. Within


(2) Source: J.P. Morgan. Return measured in U.S. dollars and includes reinvested interest. One cannot invest directly in an index.

(3) Source: Bloomberg.


2

PAGE


this environment, Templeton Americas Government Securities Fund provided a 14.21% cumulative one-year total return, as discussed in the Performance Summary on page 6.

Volatility resulting from the situation in Asia created investment opportunities for the Fund, as many countries' bond prices fell below what we believed to be their underlying value. We took advantage of this situation during the latter half of the reporting period and decreased our exposure to bonds from countries like Brazil and Argentina, while increasing our exposure to countries with long-term fundamentals we believe are improving, such as Mexico. We gradually increased our holdings in Venezuela, from 3.7% of total net assets at the beginning of the period to 14.8% at the end. By March 31, 1998, the securities of Argentina, Brazil, Mexico, Venezuela, and the U.S. together represented 69.0% of the Fund's total net assets. Also on that date, short-term investments and other net assets represented 27.5% of total net assets. Most of this was cash which came into the Fund during the reporting period. As you know, we do not like to rush in and invest, but, instead, selectively search for buying opportunities.

Looking forward, we intend to focus on bonds from countries that, in our opinion, show strong repayment capacity despite temporary problems, are making progress on structural reform, and are experiencing strong economic growth. Although stabilization efforts in Asia are at an early stage and volatility could affect countries facing problems such as an overvalued currency, we are convinced of the long-term potential of these markets. We believe that the underlying value of debt securities from these countries may increase as a result of their economic performance and improved creditworthiness. In addition, we also hope to take advantage of several countries' plans to reduce their debt servicing costs and improve their balance sheets

PORTFOLIO BREAKDOWN
3/31/98

                         % OF TOTAL
                         NET ASSETS
Government Bonds
(U.S. and Foreign)          69.5%

Corporate Bonds
(U.S. and Foreign)           3.0%

Short-Term Investments
& Other Net Assets          27.5%

DEBT SERVICING COSTS* - Amounts required for payments of interest and current maturities of principal on outstanding debt.

                                                                               3

PAGE


UNCOLLATERALIZED* - Debt not backed by another asset or security.

SOVEREIGN DEBT* - Debt obligation of a foreign government.

* Sources: Franklin Templeton; Barron's Dictionary of Finance and Investment
Terms


by trading their "Brady Bonds" for new, uncollateralized sovereign debt.(4) At the same time, we will seek to avoid investments in countries that are failing to make economic reforms and whose credibility is weakened due to inconsistent policies.

Of course, investments in foreign securities concentrated in a single region involve special risks, such as market and currency volatility, and adverse economic, social, and political developments in the countries where the Fund is invested. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with political instability, higher rates of inflation, controls on foreign investment, and the relatively small size and lesser liquidity of these markets. The Fund may also invest in lower-rated or unrated debt securities that have high credit risk and may be predominately speculative. These risks and other considerations are discussed in the Fund's prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


(4). Brady Bonds are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").


4

PAGE


We thank you for your continued investment in the Fund, and would like to reaffirm our dedication and commitment to searching the Western Hemisphere for the best possible securities for the Fund's portfolio.

Sincerely,




/s/ THOMAS J. DICKSON
Thomas J. Dickson


/s/ ALEXANDER C. CALVO
Alexander C. Calvo

The Portfolio Management Team
Templeton Americas Government Securities Fund

The portfolio management responsibilities for the Fund since November, 1997 are performed by a team consisting of Alexander C. Calvo and Thomas J. Dickson. Mr. Calvo is currently a portfolio manager for a division of Templeton Investment Counsel, Inc. He holds a BA in political science from Binghamton University and an MA in international affairs (MALD) from The Fletcher School of Law and Diplomacy at Tufts University. He also spent three years in the Ph.D. program in economics at Boston University. Mr. Calvo holds an Investment Management Certificate from the Investment Management Regulatory Authority in the United Kingdom. Prior to joining the Templeton organization in 1995, he was an account executive with Fleishman-Hillard, where he served as a consultant to firms investing in Latin America; and previously was a research analyst with Zeta Investments.

Mr. Dickson is currently a portfolio manager for several Franklin Templeton mutual funds. He holds a BS in managerial economics from the University of California at Davis. Prior to joining the Templeton organization in 1994, Mr. Dickson worked as a fixed-income analyst and trader for Franklin Advisers, Inc. Mr. Dickson currently manages fixed income and currency trading for the Templeton organization and has country responsibilities for Australia, Canada, Japan and New Zealand.


                                                                               5

PAGE


PERFORMANCE SUMMARY


Templeton Americas Government Securities Fund produced a 14.21% cumulative total return for the one-year period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the initial sales charge.

The Fund's share price, as measured by net asset value, increased 4 cents ($0.04), from 10.64 on March 31, 1997, to $10.68 on March 31, 1998. During this time, shareholders received per-share distributions of 72.0 cents ($0.7200) in dividend income, 52.0 cents ($0.5200) in short-term capital gains, and 13.0 cents ($0.1300) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Past performance is not predictive of future results.


6

PAGE


The graph on page 8 compares the Fund's performance since its inception with that of the J.P. Morgan U.S. Government Bond Index and the J.P. Morgan U.S. Government Bond/Latin Eurobond Index.*

Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index nor is an index representative of the Fund's portfolio.


*The J.P. Morgan U.S. Government Bond Index is a total return index that tracks the U.S. Treasuries market. Each issue is weighted according to its traded market capitalization in U.S. dollar terms. All issues included in the index have remaining maturities of one year or more.

The J.P. Morgan U.S. Government Bond/Latin Eurobond Index is a proprietary index developed by the Templeton organization that combines 60% of the J.P. Morgan U.S. Government Bond Index and 40% of the J.P. Morgan Latin Eurobond Index. The J.P. Morgan Latin Eurobond Index covers Eurobonds of over U.S. $100 million in size, but only from Latin America. Past performance is not predictive of future results.


                                                                               7

PAGE


Total Return Index Comparison
$10,000 Investment (6/27/94 - 3/31/98)


The following line graph compares the performance of the Templeton Americas Government Securities Fund since inception to that of the J.P. Morgan U.S. Government Bond Index and the J.P. Morgan U.S. Government Bond/Latin Eurobond Index based on a $10,000 investment from 6/27/94 to 3/31/98.



                     Templeton Americas       60% JPM US Gov't       JP Morgan
                    Government Securities      Bond/40% Latin        U.S. Gov't
                            Fund               Eurobond Index        Bond Index
                ---------------------------------------------------------------
           6/27/94         $9,579                  $10,000            $10,000
            Jun-94         $9,579                  $10,000             $9,934
            Jul-94         $9,607                  $10,138            $10,096
            Aug-94         $9,636                  $10,261            $10,109
            Sep-94         $9,655                  $10,153             $9,989
            Oct-94         $9,665                  $10,111             $9,983
            Nov-94         $9,670                  $10,081             $9,953
            Dec-94         $9,553                  $9,804             $10,010
            Jan-95         $9,476                  $9,593             $10,184
            Feb-95         $9,451                  $9,628             $10,399
            Mar-95         $9,451                  $9,635             $10,468
            Apr-95         $9,678                  $10,249            $10,596
            May-95         $9,955                  $10,691            $10,989
            Jun-95         $9,956                  $10,802            $11,077
            Jul-95         $10,015                 $11,061            $11,047
            Aug-95         $10,186                 $11,190            $11,165
            Sep-95         $10,347                 $11,302            $11,264
            Oct-95         $10,407                 $11,344            $11,423
            Nov-95         $10,632                 $11,589            $11,592
            Dec-95         $10,907                 $11,849            $11,746
            Jan-96         $11,307                 $12,076            $11,827
            Feb-96         $10,904                 $11,867            $11,611
            Mar-96         $10,914                 $11,877            $11,523
            Apr-96         $11,107                 $11,951            $11,460
            May-96         $11,149                 $11,961            $11,445
            Jun-96         $11,358                 $12,100            $11,577
            Jul-96         $11,391                 $12,122            $11,606
            Aug-96         $11,568                 $12,239            $11,594
            Sep-96         $11,980                 $12,460            $11,767
            Oct-96         $12,093                 $12,629            $12,005
            Nov-96         $12,476                 $12,955            $12,201
            Dec-96         $12,556                 $12,956            $12,091
            Jan-97         $12,756                 $13,070            $12,113
            Feb-97         $12,826                 $13,159            $12,128
            Mar-97         $12,671                 $12,992            $12,008
            Apr-97         $12,923                 $13,234            $12,180
            May-97         $13,200                 $13,422            $12,288
            Jun-97         $13,376                 $13,604            $12,427
            Jul-97         $13,794                 $14,032            $12,793
            Aug-97         $13,705                 $13,889            $12,658
            Sep-97         $13,884                 $14,131            $12,854
            Oct-97         $13,250                 $13,768            $13,087
            Nov-97         $13,575                 $14,104            $13,154
            Dec-97         $13,828                 $14,330            $13,301
            Jan-98         $14,163                 $14,585            $13,507
            Feb-98         $14,365                 $14,674            $13,462
            Mar-98         $14,486                 $14,743            $13,500


(1) Includes the sales charge and represents the change in value of an investment over the period shown, assuming reinvestment of dividends and capital gains at net asset value. Past performance is not predictive of future results.

(2) Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


Past performance is not predictive of future results.


8

PAGE


Periods ended 3/31/98

                                                                   SINCE
                                                                 INCEPTION
                                              1-YEAR    3-YEAR   (6/27/94)
Cumulative Total Return(1)                    14.21%    53.27%    51.24%
Average Annual Total Return(2)                 9.38%    13.62%    10.36%

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees and, in the case of the Fund Administrator, to make certain payments to reduce expenses, which increases total return to shareholders. If they had not taken this action, the Fund's total returns would have been lower. After August 1, 1998, the fee waivers and expense reimbursements may be discontinued at any time upon notice to the Fund's Board of Trustees.


Past performance is not predictive of future results.


                                                                               9

PAGE


TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Highlights

                                                                              YEAR ENDED MARCH 31,
                                                                  ---------------------------------------------
                                                                   1998         1997         1996        1995+
                                                                  ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................       $10.64       $10.20        $9.59      $10.00
                                                                  ---------------------------------------------
Income from investment operations:
 Net investment income......................................          .73          .74          .75         .30
 Net realized and unrealized gains (losses).................          .68          .85          .71        (.43)
                                                                  ---------------------------------------------
Total from investment operations............................         1.41         1.59         1.46        (.13)
                                                                  ---------------------------------------------
Less distributions from:
 Net investment income......................................         (.72)        (.77)        (.69)       (.28)
 Net realized gains.........................................         (.65)        (.38)        (.16)         --
                                                                  ---------------------------------------------
Total distributions.........................................        (1.37)       (1.15)        (.85)       (.28)
                                                                  ---------------------------------------------
Net asset value, end of year................................       $10.68       $10.64       $10.20       $9.59
                                                                  =============================================
Total Return*...............................................       14.21%       16.23%       15.49%      (1.33)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................      $14,973       $5,627       $3,540      $2,826
Ratios to average net assets:
 Expenses...................................................        1.25%        1.25%        1.25%       1.25%**
 Expenses, excluding waiver and payments by affiliate.......        1.89%        2.79%        4.98%       6.49%**
 Net investment income......................................        7.11%        7.16%        7.47%       5.07%**
Portfolio turnover rate.....................................       70.79%      275.02%      163.57%          --

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period June 27, 1994 (commencement of operations) to March 31, 1995.
                       See Notes to Financial Statements.
 10

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1998

                                                                PRINCIPAL
                                                                 AMOUNT*          VALUE
                                                                 -------       -----------
LONG TERM SECURITIES 72.5%
ARGENTINA 9.4%
Bridas Corp., Yankee, 12.50%, 11/15/99......................    $   50,000     $    53,690
Republic of Argentina:
  9.25%, 2/23/01............................................       555,000         574,078
  8.75%, 5/09/02............................................        75,000          74,044
  11.00%, 10/09/06..........................................       225,000         250,453
  Reg S, 11.75%, 2/12/07....................................        80,000ARS       83,313
  11.375%, 1/30/17..........................................       200,000         226,125
  9.75%, 9/19/27............................................       150,000         148,125
                                                                               -----------
                                                                                 1,409,828
                                                                               -----------
BRAZIL 12.1%
Centrais Electricas Brasileiras SA, 144A, 10.00%,
  10/30/98..................................................        60,000          60,300
Government of Brazil:
  8.875%, 11/05/01..........................................       250,000         258,750
  9.375%, 4/07/08...........................................       400,000         398,948
  FRN, L, conv., 6.75%, 4/15/12.............................       310,000         249,938
  8.00%, 4/15/14............................................       285,065         244,096
  10.125%, 5/15/27..........................................       600,000         595,500
                                                                               -----------
                                                                                 1,807,532
                                                                               -----------
COLOMBIA .4%
Banco Ganadero SA, 9.75%, 8/26/99, 144A.....................        60,000          61,800
                                                                               -----------
ECUADOR 2.4%
Ecuador Republic, 11.25, 4/25/02............................       355,000         368,313
                                                                               -----------
GUATEMALA .1%
Associacion Nacional del Cafe, 11.00%, 8/31/98..............        10,000          10,000
                                                                               -----------
MEXICO 14.9%
Bepensa SA, 9.75%, 9/30/04, 144A............................        80,000          81,400
Cemex SA, 10.75%, 7/15/00, 144A.............................        65,000          69,225
Protexa Construcciones SA de CV, 12.125%, 7/24/02, 144A.....        80,000          74,400
United Mexican States:
  9.75%, 2/06/01............................................       400,000         423,000
  9.875%, 1/15/07...........................................       520,000         559,650
  11.375%, 9/15/16..........................................       240,000         282,600
  11.50%, 5/15/26...........................................       610,000         742,675
                                                                               -----------
                                                                                 2,232,950
                                                                               -----------
PANAMA .4%
Republic of Panama, FRN, 6.844%, 5/14/02....................        55,386          54,693
                                                                               -----------
TRINIDAD AND TOBAGO .2%
Sei Holdings IX Inc., 144A, 11.00%, 11/30/00................        30,000          32,237
                                                                               -----------

                                                                              11

PAGE


TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                PRINCIPAL
                                                                 AMOUNT*          VALUE
                                                                 -------       -----------
LONG TERM SECURITIES (CONT.)
UNITED STATES 17.8%
U.S. Treasury Bond, 6.375%, 8/15/02.........................    $  210,000     $   215,644
U.S. Treasury Notes:
  5.50%, 3/31/00............................................       400,000         399,500
  6.125%, 7/31/00...........................................       260,000         262,844
  6.25%, 4/30/01............................................       325,000         330,485
  8.00%, 5/15/01............................................       225,000         239,906
  6.125%, 11/15/27..........................................       460,000         471,788
  6.125%, 8/15/07...........................................       723,000         743,335
                                                                               -----------
                                                                                 2,663,502
                                                                               -----------
VENEZUELA 14.8%
Republic of Venezuela:
  Reg S, 9.125%, 6/18/07....................................       400,000         403,000
  FRN, 6.813%, 12/18/07.....................................       238,095         216,518
  9.25%, 9/15/27............................................     1,755,000       1,592,661
                                                                               -----------
                                                                                 2,212,179
                                                                               -----------
TOTAL LONG TERM SECURITIES (COST $10,575,203)...............                    10,853,034
                                                                               -----------
SHORT TERM INVESTMENTS 27.7%
Deutsche Bank AG, 5.875%, 4/01/98...........................       588,000         588,000
Fannie Mae, 5.29% to 5.46%, with maturities to 4/29/98......     1,103,000       1,099,043
Federal Home Loan Bank, 5.46%, 4/13/98......................       525,000         524,051
Federal Home Loan Mortgage Corp., 5.47%, 4/07/98............       600,000         599,458
U.S. Treasury Bills, 5.18% to 5.42%, with maturities to
  4/30/98...................................................     1,350,000       1,345,717
                                                                               -----------
TOTAL SHORT TERM INVESTMENTS (COST $4,155,749)..............                     4,156,269
                                                                               -----------
TOTAL INVESTMENTS (COST $14,730,952) 100.2%.................                    15,009,303
OTHER ASSETS, LESS LIABILITIES (.2%)........................                       (36,162)
                                                                               -----------
TOTAL NET ASSETS 100.0%.....................................                   $14,973,141
                                                                               ===========

CURRENCY ABBREVIATION:

ARS  -- Argentina Peso

*Securities traded in U.S. Dollars unless otherwise indicated.
                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

Assets:
 Investments in securities, at value (Cost $14,730,952).....    $15,009,303
 Cash.......................................................            775
 Receivables:
  Fund shares sold..........................................        164,715
  Dividends and interest....................................        202,717
  From affiliates...........................................         19,636
 Other assets...............................................         17,675
                                                                -----------
      Total assets..........................................     15,414,821
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................        398,952
  Fund shares redeemed......................................          2,023
  To affiliates.............................................          8,830
 Accrued expenses...........................................         31,875
                                                                -----------
      Total liabilities.....................................        441,680
                                                                -----------
Net assets, at value........................................    $14,973,141
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $    19,029
 Net unrealized appreciation................................        278,351
 Accumulated net realized gain..............................         43,387
 Beneficial shares..........................................     14,632,374
                                                                -----------
Net assets, at value........................................    $14,973,141
                                                                ===========
Net asset value per share ($14,973,141 / 1,402,426 shares
  outstanding)..............................................         $10.68
                                                                ===========
Maximum offering price per share ($10.68 / 95.75%)..........         $11.15
                                                                ===========

                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998

Interest income.............................................                   $  723,179
                                                                               ----------
Expenses:
 Management fees (Note 3)...................................    $ 51,899
 Administrative fees (Note 3)...............................      12,975
 Distribution fees (Note 3).................................      28,707
 Transfer agent fees (Note 3)...............................       8,800
 Reports to shareholders....................................      15,827
 Registration and filing fees...............................      23,141
 Professional fees..........................................       8,500
 Trustees' fees and expenses................................         300
 Amortization of organization costs.........................      13,507
                                                                --------
      Total expenses........................................                      163,656
      Expenses waived/paid by affiliate (Note 3)............                      (55,532)
                                                                               ----------
         Net expenses.......................................                      108,124
                                                                               ----------
            Net investment income...........................                      615,055
                                                                               ----------
Realized and unrealized gains:
 Net realized gain from:
  Investments...............................................     265,158
  Foreign currency transactions.............................         247
                                                                --------
     Net realized gain......................................                      265,405
     Net unrealized appreciation on investments.............                      270,720
                                                                               ----------
Net realized and unrealized gain............................                      536,125
                                                                               ----------
Net increase in net assets resulting from operations........                   $1,151,180
                                                                               ==========

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1998 AND 1997

                                                                   1998              1997
                                                                ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   615,055       $  325,723
  Net realized gain from investments and foreign currency
    transactions............................................        265,405          338,392
  Net unrealized appreciation (depreciation) on
    investments.............................................        270,720          (12,040)
                                                                ----------------------------
    Net increase in net assets resulting from operations....      1,151,180          652,075
 Distributions to shareholders from:
  Net investment income.....................................       (596,026)        (333,384)
  Net realized gains........................................       (438,559)        (157,434)
 Fund share transactions (Note 2)...........................      9,229,467        1,925,649
                                                                ----------------------------
    Net increase in net assets..............................      9,346,062        2,086,906
Net assets:
 Beginning of year..........................................      5,627,079        3,540,173
                                                                ----------------------------
 End of year................................................    $14,973,141       $5,627,079
                                                                ============================
Undistributed net investment income included in net assets:
 End of year................................................    $    19,029       $       --
                                                                ============================

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Americas Government Securities Fund (the Fund) is a separate, non-diversified series of Templeton Global Investment Trust (the Trust), which is an open-end management company registered under the Investment Company Act of 1940. The Fund seeks a high level of current income with total return as a secondary objective by investing at least 65% of its total net assets in debt securities issued or guaranteed by governments, government agencies, political subdivisions and other government entities of countries located in the Western Hemisphere, defined as countries located in North, South, or Central America and the surrounding waters. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

 16

PAGE


TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

At March 31, 1998, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                YEAR ENDED MARCH 31,
                                                              --------------------------------------------------------
                                                                        1998                            1997
                                                              --------------------------------------------------------
                                                               SHARES        AMOUNT             SHARES       AMOUNT
                                                              --------------------------------------------------------
Shares sold.................................................  1,111,163    $11,762,737          265,772    $ 2,816,965
Shares issued on reinvestment of distributions..............     91,732        958,993           42,982        454,556
Shares redeemed.............................................   (329,474)    (3,492,263)        (126,942)    (1,345,872)
                                                              --------------------------------------------------------
Net increase................................................    873,421    $ 9,229,467          181,812    $ 1,925,649
                                                              ========================================================

Templeton Global Investors, Inc., an affiliate of the Fund, is the record owner of 351,368 shares as of March 31, 1998.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

                                                                              17

PAGE


TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays monthly an investment management fee to TICI of 0.60% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TICI and FT Services agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 1.25% of the Fund's average daily net assets through August 1, 1998.

The Fund reimburses Distributors up to 0.35% per year of its average daily net assets for costs incurred in marketing the Fund's shares. Under the distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1998, unreimbursed costs were $26,480. Distributors received net commissions from sales of Fund shares for the period of $13,743.

4. INCOME TAXES

At March 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $14,741,294 was as follows:

Unrealized appreciation.....................................  $339,294
Unrealized depreciation.....................................   (71,285)
                                                              --------
Net unrealized appreciation.................................  $268,009
                                                              ========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1998 aggregated $12,469,477 and $7,458,223 respectively.

 18

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Independent Auditor's Report

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Americas Government Securities Fund as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Americas Government Securities Fund as of March 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGLADREY & PULLEN, LLP

New York, New York
April 24, 1998

                                                                              19

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended March 31, 1998:

         28% Rate Gain.................................  $ 6,659
         20% Rate Gain.................................   17,458
                                                         -------
         Total.........................................  $24,117
                                                         =======

 20


PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           05/98

PAGE


TEMPLETON AMERICAS GOVERNMENT
SECURITIES FUND

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585

SHAREHOLDER SERVICES
1-800-632-2301

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of Templeton Americas Government Securities Fund, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the investment manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.
416A98 5/98
[LOGO] Printed on recycled paper